Exhibit 10.1

Supplemental Agreement No. 48

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 15, 2006, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

        WHEREAS, Buyer and Boeing (Parties) agreed to correct Table 1 to show Special Features amount of *** and Aircraft Basic Price of *** for Block T-W-1 / T-W-1a in order to apply escalation factors based on 2nd quarter 2001 forecast to maintain Advance Payment Base Prices as indicated in page 3 and 4 of Table 1 as Parties agreed as a part of Supplemental Agreement No. 47 to the Agreement and;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.    The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

2.    Page 1 of Table 1 is replaced by a new page 1 of Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3.    All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of three hundred seventy (370) Model 737-7H4 Aircraft, one hundred sixteen (116) Model 737-7H4 Option Aircraft and fifty-four (54) Model 737-7H4 Purchase Right Aircraft, to the extent such reference is not specifically addressed herein.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Shinko Wiles	By: /s/ Laura Wright

Its: Attorney-In-Fact	Its: CFO & SVP - Finance

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price	Base Year Dollars
Block A, B, C, D & E Aircraft	***	***	***	July 1992
Block F & G Aircraft	***	***	***	July 1992
Block H Aircraft	***	***	***	July 1992
Block I Aircraft	***	***	***	July 1992
Block J Aircraft	***	***	***	July 1992
Block K Aircraft	***	***	***	July 1992
Block K-W Aircraft	***	***	***	July 1992
Block L Aircraft	***	***	***	July 1992
Block T Aircraft	***	***	***	July 1999
Block T-W Aircraft	***	***	***	July 1999
Block T-W-1 / T-W-1a Aircraft	***	***	***	July 1999
Block T-W-2 / T-W-2a Aircraft	***	***	***	July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which becomes Firm Aircraft after signing of SA-47 and
Firm Aircaft contracted to deliver in July 2008 and on at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)

TABLE OF CONTENTS

		Page	SA
		Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-47

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail
	Specification	7-1	SA-1

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

TABLE OF CONTENTS CON'T

SA
Number

TABLE

1.	Aircraft Information Table	SA-48
(page 1 only)
2.	Option Aircraft Information Table	SA-47

EXHIBITS

A	Aircraft Configuration	SA-47

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to
Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment
Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R20	***	SA-47

6-1162-RLL-934R3	Disclosure of Confidential	SA-14
Information

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	Airframe Maintenance Material Cost
Protection Program

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4
Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for
	Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft	SA-1
Basic Price

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode	SA-14
Control Panel Spares Matter

6-1162-MSA-185R3	Delivery Change Contractual	SA-21
Matters

6-1162-JMG-669R7	***	SA-47

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	*** SA-36

6-1162-NIW-640	Early Delivery of Two April 2004	SA-35
Aircraft

6-1162-NIW-889	Warranty - Exterior Color Schemes	SA-39
and Markings for YA143 and on

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46
Memorandum